EXHIBIT 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AirTran Holdings, Inc. and AirTran Airways, Inc. (collectively, the "Companies") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph B. Leonard, Chief Executive Officer of the Companies, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and operations of the Companies.

/s/ Joseph B. Leonard Joseph B. Leonard Chairman and Chief Executive Officer	Date: May 14, 2003